                                                       Exhibit 99.3
--------------------------------------------------------------------------------
                                                       Monthly Operating Report

  -------------------------------------------------
  CASE NAME:  Kitty Hawk Charters, Inc.              ACCRUAL BASIS
  -------------------------------------------------

  -------------------------------------------------
  CASE NUMBER: 400-42143-BJH                           02/13/95, RWD, 2/96
  -------------------------------------------------

  -------------------------------------------------
  JUDGE: Barbara J. Houser
  -------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: NOVEMBER 30, 2001

  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

  RESPONSIBLE PARTY:

  /s/ Drew Keith                                      Chief Financial Officer
  -------------------------------------------       ---------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                TITLE

  Drew Keith                                          12/20/2001
  -------------------------------------------       ---------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                      DATE

  PREPARER:

  /s/ Jessica L. Wilson                               Chief Accounting Officer
  -------------------------------------------       ---------------------------
  ORIGINAL SIGNATURE OF PREPARER                         TITLE

  Jessica L. Wilson                                   12/20/2001
  -------------------------------------------       ---------------------------
  PRINTED NAME OF PREPARER                               DATE


--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Monthly Operating Report
  ----------------------------------------------------------------------------------
  CASE NAME:  Kitty Hawk Charters, Inc.                                                                    ACCRUAL BASIS-1
  ----------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------
  CASE NUMBER: 400-42143-BJH                                                                     02/13/95, RWD, 2/96
  ----------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------
  COMPARATIVE BALANCE SHEET
  -------------------------------------------------------------------------------------------------------------------------------
                                                            SCHEDULE          MONTH                  MONTH              MONTH
                                                                           ------------------------------------------------------
  ASSETS                                                     AMOUNT        October 2001          November 2001
  -------------------------------------------------------------------------------------------------------------------------------
  1.      UNRESTRICTED CASH                                 $    15,476         $    938,005         $     74,545             $0
  -------------------------------------------------------------------------------------------------------------------------------
  2.      RESTRICTED CASH                                                       $          0         $          0             $0
  -------------------------------------------------------------------------------------------------------------------------------
  3.      TOTAL CASH                                        $    15,476         $    938,005         $     74,545             $0
  -------------------------------------------------------------------------------------------------------------------------------
  4.      ACCOUNTS RECEIVABLE (NET)                         $13,356,789         $  2,001,495         $  2,151,980             $0
  -------------------------------------------------------------------------------------------------------------------------------
  5.      INVENTORY                                                             $  4,324,872         $  4,246,804             $0
  -------------------------------------------------------------------------------------------------------------------------------
  6.      NOTES RECEIVABLE                                                      $          0         $          0             $0
  -------------------------------------------------------------------------------------------------------------------------------
  7.      PREPAID EXPENSES                                                      $     85,346         $     99,482             $0
  -------------------------------------------------------------------------------------------------------------------------------
  8.      OTHER (ATTACH LIST)                               $37,290,970         $ 53,230,970         $ 53,655,054             $0
  -------------------------------------------------------------------------------------------------------------------------------
  9.      TOTAL CURRENT ASSETS                              $50,663,235         $ 60,580,688         $ 60,227,865             $0
  -------------------------------------------------------------------------------------------------------------------------------
  10.     PROPERTY, PLANT & EQUIPMENT                       $17,083,867         $ 12,843,296         $ 12,843,296             $0
  -------------------------------------------------------------------------------------------------------------------------------
  11.     LESS: ACCUMULATED
          DEPRECIATION / DEPLETION                                              $  6,473,855         $  6,616,256             $0
  -------------------------------------------------------------------------------------------------------------------------------
  12.     NET PROPERTY, PLANT &
          EQUIPMENT                                         $17,083,867         $  6,369,441         $  6,227,040             $0
  -------------------------------------------------------------------------------------------------------------------------------
  13.     DUE FROM INSIDERS                                                     $          0         $          0             $0
  -------------------------------------------------------------------------------------------------------------------------------
  14.     OTHER ASSETS - NET OF
          AMORTIZATION (ATTACH LIST)                                            $          0         $          0             $0
  -------------------------------------------------------------------------------------------------------------------------------
  15.     OTHER (ATTACH LIST)
  -------------------------------------------------------------------------------------------------------------------------------
  16.     TOTAL ASSETS                                      $67,747,102         $ 66,950,129         $ 66,454,905             $0
  -------------------------------------------------------------------------------------------------------------------------------
  POSTPETITION LIABILITIES
  -------------------------------------------------------------------------------------------------------------------------------
  17.     ACCOUNTS PAYABLE                                                      $    400,690         $    363,122             $0
  -------------------------------------------------------------------------------------------------------------------------------
  18.     TAXES PAYABLE                                                            ($618,067)           ($809,768)            $0
  -------------------------------------------------------------------------------------------------------------------------------
  19.     NOTES PAYABLE                                                         $          0         $          0             $0
  -------------------------------------------------------------------------------------------------------------------------------
  20.     PROFESSIONAL FEES                                                     $          0         $          0             $0
  -------------------------------------------------------------------------------------------------------------------------------
  21.     SECURED DEBT                                                          $          0         $          0             $0
  -------------------------------------------------------------------------------------------------------------------------------
  22.     OTHER (ATTACH LIST)                                                   $  1,218,386         $  1,060,994             $0
  -------------------------------------------------------------------------------------------------------------------------------
  23.     TOTAL POSTPETITION LIABILITIES                                        $  1,001,009         $    614,348             $0
  -------------------------------------------------------------------------------------------------------------------------------
  PREPETITION LIABILITIES
  -------------------------------------------------------------------------------------------------------------------------------
  24.     SECURED DEBT                                      $   152,776         $          0         $          0             $0
  -------------------------------------------------------------------------------------------------------------------------------
  25.     PRIORITY DEBT                                     $   380,384         $          0         $          0             $0
  -------------------------------------------------------------------------------------------------------------------------------
  26.     UNSECURED DEBT                                    $10,596,326         $ 18,206,244         $ 18,206,244             $0
  -------------------------------------------------------------------------------------------------------------------------------
  27.     OTHER (ATTACH LIST)                                                   $          0         $          0             $0
  -------------------------------------------------------------------------------------------------------------------------------
  28.     TOTAL PREPETITION LIABILITIES                     $11,129,486         $ 18,206,244         $ 18,206,244             $0
  -------------------------------------------------------------------------------------------------------------------------------
  29.     TOTAL LIABILITIES                                 $11,129,486         $ 19,207,253         $ 18,820,592             $0
  -------------------------------------------------------------------------------------------------------------------------------
  EQUITY
  -------------------------------------------------------------------------------------------------------------------------------
  30.     PREPETITION OWNERS' EQUITY                                            $ 49,811,125         $ 49,811,125             $0
  -------------------------------------------------------------------------------------------------------------------------------
  31.     POSTPETITION CUMULATIVE PROFIT OR (LOSS)                               ($2,068,249)         ($2,176,812)            $0
  -------------------------------------------------------------------------------------------------------------------------------
  32.     DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
  -------------------------------------------------------------------------------------------------------------------------------
  33.     TOTAL EQUITY                                               $0         $ 47,742,876         $ 47,634,313             $0
  -------------------------------------------------------------------------------------------------------------------------------
  34.     TOTAL LIABILITIES & OWNERS' EQUITY                $11,129,486         $ 66,950,129         $ 66,454,905             $0
  -------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
                                                                                                Monthly Operating Report

        ------------------------------------------------------------------------
        CASE NAME:  Kitty Hawk Charters, Inc.                                          ACCRUAL BASIS-2
        ------------------------------------------------------------------------
        ------------------------------------------------------------------------
        CASE NUMBER: 400-42143-BJH                                                              02/13/95, RWD, 2/96
        ------------------------------------------------------------------------
        ------------------------------------------------------------------------
        INCOME STATEMENT
        --------------------------------------------------------------------------------------------------------------------------
                                                            MONTH                MONTH               MONTH             QUARTER
                                                    -------------------------------------------------------------
        REVENUES                                         October 2001         November 2001                             TOTAL
        --------------------------------------------------------------------------------------------------------------------------
        1.     GROSS REVENUES                                 $  1,048,901         $  1,028,058      $          0       $2,076,959
        --------------------------------------------------------------------------------------------------------------------------
        2.     LESS: RETURNS & DISCOUNTS                      $          0         $          0      $          0       $        0
        --------------------------------------------------------------------------------------------------------------------------
        3.     NET REVENUE                                    $  1,048,901         $  1,028,058      $          0       $2,076,959
        --------------------------------------------------------------------------------------------------------------------------
        COST OF GOODS SOLD
        --------------------------------------------------------------------------------------------------------------------------
        4.     MATERIAL                                       $          0         $          0      $          0       $        0
        --------------------------------------------------------------------------------------------------------------------------
        5.     DIRECT LABOR                                   $          0         $          0      $          0       $        0
        --------------------------------------------------------------------------------------------------------------------------
        6.     DIRECT OVERHEAD                                $          0         $          0      $          0       $        0
        --------------------------------------------------------------------------------------------------------------------------
        7.     TOTAL COST OF GOODS SOLD                       $          0         $          0      $          0       $        0
        --------------------------------------------------------------------------------------------------------------------------
        8.     GROSS PROFIT                                   $  1,048,901         $  1,028,058      $          0       $2,076,959
        --------------------------------------------------------------------------------------------------------------------------
        OPERATING EXPENSES
        --------------------------------------------------------------------------------------------------------------------------
        9.     OFFICER/INSIDER COMPENSATION                   $     10,000         $     15,000      $          0       $   25,000
        --------------------------------------------------------------------------------------------------------------------------
        10.    SELLING & MARKETING                            $          0         $          0      $          0       $        0
        --------------------------------------------------------------------------------------------------------------------------
        11.    GENERAL & ADMINISTRATIVE                       $     74,410         $    101,944      $          0       $  176,354
        --------------------------------------------------------------------------------------------------------------------------
        12.    RENT & LEASE                                   $     11,654         $     13,902      $          0       $   25,556
        --------------------------------------------------------------------------------------------------------------------------
        13.    OTHER (ATTACH LIST)                            $  1,013,701         $  1,043,917      $          0       $2,057,618
        --------------------------------------------------------------------------------------------------------------------------
        14.    TOTAL OPERATING EXPENSES                       $  1,109,765         $  1,174,763      $          0       $2,284,528
        --------------------------------------------------------------------------------------------------------------------------
        15.    INCOME BEFORE NON-OPERATING
               INCOME & EXPENSE                                   ($60,864)           ($146,705)     $          0        ($207,569)
        --------------------------------------------------------------------------------------------------------------------------
        OTHER  INCOME & EXPENSES
        --------------------------------------------------------------------------------------------------------------------------
        16.    NON-OPERATING INCOME (ATT. LIST)               $          0         $          0      $          0       $        0
        --------------------------------------------------------------------------------------------------------------------------
        17.    NON-OPERATING EXPENSE (ATT. LIST)              $          0         $          0      $          0       $        0
        --------------------------------------------------------------------------------------------------------------------------
        18.    INTEREST EXPENSE                               $          0         $          0      $          0       $        0
        --------------------------------------------------------------------------------------------------------------------------
        19.    DEPRECIATION/DEPLETION                             $158,648         $    142,591      $          0       $  301,239
        --------------------------------------------------------------------------------------------------------------------------
        20.    AMORTIZATION                                   $          0         $          0      $          0       $        0
        --------------------------------------------------------------------------------------------------------------------------
        21.    OTHER (ATTACH LIST)                            $    328,440                ($105)     $          0       $  328,335
        --------------------------------------------------------------------------------------------------------------------------
        22.    NET OTHER INCOME & EXPENSES                    $    487,088         $    142,486      $          0       $  629,574
        --------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        --------------------------------------------------------------------------------------------------------------------------
        23.    PROFESSIONAL FEES                              $          0         $          0      $          0       $        0
        --------------------------------------------------------------------------------------------------------------------------
        24.    U.S. TRUSTEE FEES                              $          0         $          0      $          0       $        0
        --------------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                            $          0         $          0      $          0       $        0
        --------------------------------------------------------------------------------------------------------------------------
        26.    TOTAL REORGANIZATION  EXPENSES                 $          0         $          0      $          0       $        0
        --------------------------------------------------------------------------------------------------------------------------
        27.    INCOME TAX                                        ($171,887)           ($180,628)     $          0        ($352,515)
        --------------------------------------------------------------------------------------------------------------------------
        28.    NET PROFIT (LOSS)                                 ($376,065)           ($108,563)     $          0        ($484,628)
        --------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Monthly Operating Report

        ------------------------------------------------------------------------
        CASE NAME: Kitty Hawk Charters, Inc.                                                        ACCRUAL BASIS-3
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
        CASE NUMBER: 400-42143-BJH                                                                       02/13/95, RWD, 2/96
        ------------------------------------------------------------------------

        --------------------------------------------------------------------------------------------------------------------------
        CASH RECEIPTS AND                                    MONTH                 MONTH              MONTH              QUARTER
                                                    ------------------------------------------------------------
        DISBURSEMENTS                                     October 2001         November 2001                              TOTAL
        ---------------------------------------------------------------------------------------------------------------------------
        1.     CASH - BEGINNING OF MONTH                 $     80,859          $    938,005              $0           $     80,859
        --------------------------------------------------------------------------------------------------------------------------
        RECEIPTS FROM OPERATIONS
        --------------------------------------------------------------------------------------------------------------------------
        2.     CASH SALES                                $          0          $          0              $0           $          0
        --------------------------------------------------------------------------------------------------------------------------
        COLLECTION OF ACCOUNTS RECEIVABLE
        --------------------------------------------------------------------------------------------------------------------------
        3.     PREPETITION                               $          0          $          0              $0           $          0
        --------------------------------------------------------------------------------------------------------------------------
        4.     POSTPETITION                              $    873,473          $    652,946              $0           $  1,526,419
        --------------------------------------------------------------------------------------------------------------------------
        5.     TOTAL OPERATING RECEIPTS                  $    873,473          $    652,946              $0           $  1,526,419
        --------------------------------------------------------------------------------------------------------------------------
        NON - OPERATING RECEIPTS
        --------------------------------------------------------------------------------------------------------------------------
        6.     LOANS & ADVANCES (ATTACH LIST)            $          0          $          0              $0           $          0
        --------------------------------------------------------------------------------------------------------------------------
        7.     SALE OF ASSETS                            $  1,304,408          $          0              $0           $  1,304,408
        --------------------------------------------------------------------------------------------------------------------------
        8.     OTHER (ATTACH  LIST)                       ($1,281,053)          ($1,516,406)             $0            ($2,797,459)
        --------------------------------------------------------------------------------------------------------------------------
        9.     TOTAL NON-OPERATING RECEIPTS              $     23,355           ($1,516,406)             $0            ($1,493,051)
        --------------------------------------------------------------------------------------------------------------------------
        10.    TOTAL RECEIPTS                            $    896,828             ($863,460)             $0           $     33,368
        --------------------------------------------------------------------------------------------------------------------------
        11.    TOTAL CASH AVAILABLE                      $    977,687          $     74,545              $0           $    114,227
        --------------------------------------------------------------------------------------------------------------------------
        OPERATING DISBURSEMENTS
        --------------------------------------------------------------------------------------------------------------------------
        12.    NET PAYROLL                               $          0          $          0              $0           $          0
        --------------------------------------------------------------------------------------------------------------------------
        13.    PAYROLL TAXES PAID                        $          0          $          0              $0           $          0
        --------------------------------------------------------------------------------------------------------------------------
        14.    SALES, USE & OTHER TAXES PAID             $          0          $          0              $0           $          0
        --------------------------------------------------------------------------------------------------------------------------
        15.    SECURED/RENTAL/LEASES                     $          0          $          0              $0           $          0
        --------------------------------------------------------------------------------------------------------------------------
        16.    UTILITIES                                 $          0          $          0              $0           $          0
        --------------------------------------------------------------------------------------------------------------------------
        17.    INSURANCE                                 $          0          $          0              $0           $          0
        --------------------------------------------------------------------------------------------------------------------------
        18.    INVENTORY PURCHASES                       $          0          $          0              $0           $          0
        --------------------------------------------------------------------------------------------------------------------------
        19.    VEHICLE EXPENSES                          $          0          $          0              $0           $          0
        --------------------------------------------------------------------------------------------------------------------------
        20.    TRAVEL                                    $          0          $          0              $0           $          0
        --------------------------------------------------------------------------------------------------------------------------
        21.    ENTERTAINMENT                             $          0          $          0              $0           $          0
        --------------------------------------------------------------------------------------------------------------------------
        22.    REPAIRS & MAINTENANCE                     $          0          $          0              $0           $          0
        --------------------------------------------------------------------------------------------------------------------------
        23.    SUPPLIES                                  $          0          $          0              $0           $          0
        --------------------------------------------------------------------------------------------------------------------------
        24.    ADVERTISING                               $          0          $          0              $0           $          0
        --------------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH  LIST)                      $     39,682          $          0              $0           $     39,682
        --------------------------------------------------------------------------------------------------------------------------
        26.    TOTAL OPERATING DISBURSEMENTS             $     39,682          $          0              $0           $     39,682
        --------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        --------------------------------------------------------------------------------------------------------------------------
        27.    PROFESSIONAL FEES                         $          0          $          0              $0           $          0
        --------------------------------------------------------------------------------------------------------------------------
        28.    U.S. TRUSTEE FEES                         $          0          $          0              $0           $          0
        --------------------------------------------------------------------------------------------------------------------------
        29.    OTHER (ATTACH LIST)                       $          0          $          0              $0           $          0
        --------------------------------------------------------------------------------------------------------------------------
        30.    TOTAL REORGANIZATION  EXPENSES            $          0          $          0              $0           $          0
        --------------------------------------------------------------------------------------------------------------------------
        31.    TOTAL DISBURSEMENTS                       $     39,682          $          0              $0           $     39,682
        --------------------------------------------------------------------------------------------------------------------------
        32.    NET CASH FLOW                             $    857,146             ($863,460)             $0                ($6,314)
        --------------------------------------------------------------------------------------------------------------------------
        33.    CASH - END OF MONTH                       $    938,005          $     74,545              $0           $     74,545
        --------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                           Monthly Operating Report

    ----------------------------------------------------------
    CASE NAME: Kitty Hawk Charters, Inc.                                ACCRUAL BASIS-4
    ----------------------------------------------------------

    ----------------------------------------------------------
    CASE NUMBER: 400-42143-BJH                                             02/13/95, RWD, 2/96
    ----------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
                                                      SCHEDULE          MONTH             MONTH               MONTH
                                                                  ---------------------------------------------------
    ACCOUNTS RECEIVABLE AGING                          AMOUNT      October 2001     November 2001
    -----------------------------------------------------------------------------------------------------------------
    1.   0-30                                                          $  843,728        $1,048,129             $0
    -----------------------------------------------------------------------------------------------------------------
    2.   31-60                                                         $  380,146        $  269,238             $0
    -----------------------------------------------------------------------------------------------------------------
    3.   61-90                                                        ($   17,732)       $   74,087             $0
    -----------------------------------------------------------------------------------------------------------------
    4.   91+                                                           $  795,353        $  760,526             $0
    -----------------------------------------------------------------------------------------------------------------
    5.   TOTAL ACCOUNTS RECEIVABLE                           $0        $2,001,495        $2,151,980             $0
    -----------------------------------------------------------------------------------------------------------------
    6.   AMOUNT CONSIDERED UNCOLLECTIBLE                               $        0        $        0             $0
    -----------------------------------------------------------------------------------------------------------------
    7.   ACCOUNTS RECEIVABLE (NET)                           $0        $2,001,495        $2,151,980             $0
    -----------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------
    AGING OF POSTPETITION TAXES AND PAYABLES                             MONTH: November 2001
                                                                               --------------------------------------
    -----------------------------------------------------------------------------------------------------------------
                                       0-30              31-60            61-90               91+
    TAXES PAYABLE                      DAYS               DAYS             DAYS               DAYS          TOTAL
    -----------------------------------------------------------------------------------------------------------------
    1.   FEDERAL                   ($  843,712)          $    0           $     0          $      0      ($  843,712)
    -----------------------------------------------------------------------------------------------------------------
    2.   STATE                      $   33,944           $    0           $     0          $      0       $   33,944
    -----------------------------------------------------------------------------------------------------------------
    3.   LOCAL                      $        0           $    0           $     0          $      0       $        0
    -----------------------------------------------------------------------------------------------------------------
    4.   OTHER (ATTACH LIST)        $        0           $    0           $     0          $      0       $        0
    -----------------------------------------------------------------------------------------------------------------
    5.   TOTAL TAXES PAYABLE       ($  809,768)          $    0           $     0          $      0      ($  809,768)
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
    6.   ACCOUNTS  PAYABLE          $   10,835           $3,270           $20,374          $328,643       $  363,122
    -----------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------
    STATUS OF POSTPETITION TAXES                                        MONTH: November 2001
                                                                               --------------------------------------
    -----------------------------------------------------------------------------------------------------------------
                                                    BEGINNING          AMOUNT                               ENDING
                                                       TAX          WITHHELD AND/           AMOUNT           TAX
    FEDERAL                                         LIABILITY*       0R ACCRUED              PAID          LIABILITY
    -----------------------------------------------------------------------------------------------------------------
    1.  WITHHOLDING**                                $        0        $  146,596          $146,596       $        0
    -----------------------------------------------------------------------------------------------------------------
    2.  FICA-EMPLOYEE**                              $        0        $        0          $      0       $        0
    -----------------------------------------------------------------------------------------------------------------
    3.  FICA-EMPLOYER**                              $        0        $        0          $      0       $        0
    -----------------------------------------------------------------------------------------------------------------
    4.  UNEMPLOYMENT                                 $        0        $        0          $      0       $        0
    -----------------------------------------------------------------------------------------------------------------
    5.  INCOME                                      ($  663,084)      ($  180,628)         $      0      ($  843,712)
    -----------------------------------------------------------------------------------------------------------------
    6.  OTHER (ATTACH LIST)                          $        0        $        0          $      0       $        0
    -----------------------------------------------------------------------------------------------------------------
    7.  TOTAL FEDERAL TAXES                         ($  663,084)      ($   34,032)         $146,596        ($843,712)
    -----------------------------------------------------------------------------------------------------------------
    STATE AND LOCAL
    -----------------------------------------------------------------------------------------------------------------
    8.  WITHHOLDING                                  $        0        $        0          $      0       $        0
    -----------------------------------------------------------------------------------------------------------------
    9.  SALES                                        $      324        $        0          $      0       $      324
    -----------------------------------------------------------------------------------------------------------------
    10. EXCISE                                       $   44,693        $        0          $ 11,073       $   33,620
    -----------------------------------------------------------------------------------------------------------------
    11. UNEMPLOYMENT                                 $        0        $        0          $      0       $        0
    -----------------------------------------------------------------------------------------------------------------
    12. REAL PROPERTY                                $        0        $        0          $      0       $        0
    -----------------------------------------------------------------------------------------------------------------
    14. OTHER (ATTACH LIST)                          $        0        $        0          $      0       $        0
    -----------------------------------------------------------------------------------------------------------------
    13. PERSONAL PROPERTY                            $        0        $        0          $      0       $        0
    -----------------------------------------------------------------------------------------------------------------
    15. TOTAL STATE & LOCAL                          $   45,017        $        0          $ 11,073       $   33,944
    -----------------------------------------------------------------------------------------------------------------
    16. TOTAL TAXES                                 ($  618,067)      ($   34,032)         $157,669      ($  809,768)
    -----------------------------------------------------------------------------------------------------------------

    * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
    ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        ------------------------------------------
        CASE NAME: Kitty Hawk Charters, Inc.        ACCRUAL BASIS-5
        ------------------------------------------

        ------------------------------------------
        CASE NUMBER: 400-42143-BJH                      02/13/95, RWD, 2/96
        ------------------------------------------


        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                                  MONTH:  November 2001
                                                                                          ------------------------------------------
        ------------------------------------------------
        BANK RECONCILIATIONS

                                                        Account #1            Account #2               Account #3
        ----------------------------------------------------------------------------------------------------------------------------
        A.          BANK:                                Bank One              Sun Trust         Bank of America
        -----------------------------------------------------------------------------------------------------------
        B.           ACCOUNT NUMBER:                    100128198               5572932          15818-17025                TOTAL
        -----------------------------------------------------------------------------------------------------------
        C.           PURPOSE (TYPE):                     Deposit               Operating         Deposit
        ----------------------------------------------------------------------------------------------------------------------------
        1.       BALANCE PER BANK STATEMENT                      $    0              $ 15,604               $46,511         $62,115
        ---------------------------------------------------------------------------------------------------------------------------
        2.       ADD: TOTAL DEPOSITS NOT CREDITED                $    0              $      0               $     0         $     0
        ----------------------------------------------------------------------------------------------------------------------------
        3.       SUBTRACT: OUTSTANDING CHECKS                    $    0              $      0               $     0         $     0
        ----------------------------------------------------------------------------------------------------------------------------
        4.       OTHER RECONCILING ITEMS                         $9,619              $      0               $     0         $ 9,619
        ----------------------------------------------------------------------------------------------------------------------------
        5.       MONTH END BALANCE PER BOOKS                     $9,619              $ 15,604               $46,511         $71,734
        ----------------------------------------------------------------------------------------------------------------------------
        6.       NUMBER OF LAST CHECK WRITTEN              No checks              No checks                     105
        ----------------------------------------------------------------------------------------------------------------------------

        ------------------------------------------------
        INVESTMENT ACCOUNTS

        ----------------------------------------------------------------------------------------------------------------------------
                                                                 DATE OF              TYPE OF           PURCHASE          CURRENT
        BANK, ACCOUNT NAME & NUMBER                             PURCHASE            INSTRUMENT           PRICE             VALUE
        ----------------------------------------------------------------------------------------------------------------------------
        7.       N/A
        ----------------------------------------------------------------------------------------------------------------------------
        8.       N/A
        ----------------------------------------------------------------------------------------------------------------------------
        9.       N/A
        ----------------------------------------------------------------------------------------------------------------------------
        10.      N/A
        ----------------------------------------------------------------------------------------------------------------------------
        11.      TOTAL INVESTMENTS                                                                         $0                     $0
        ----------------------------------------------------------------------------------------------------------------------------

        ------------------------------------------------
        CASH

        ----------------------------------------------------------------------------------------------------------------------------
        12.      CURRENCY ON HAND                                                                                           $ 1,233
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
        13.      TOTAL CASH - END OF MONTH                                                                                  $74,545
        ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

    -----------------------------------------
    CASE NAME: Kitty Hawk Charters, Inc.          ACCRUAL BASIS-5
    -----------------------------------------

    -----------------------------------------
    CASE NUMBER: 400-42143-BJH                      02/13/95, RWD, 2/96
    -----------------------------------------

    The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                            MONTH: November 2001
                                                                  --------------------------------------------------
    --------------------------------------
    BANK RECONCILIATIONS

                                                          Account #4
    ----------------------------------------------------------------------------------------------------------------
    A.   BANK:                                             Bank One
    --------------------------------------------------------------------------------------------
    B.   ACCOUNT NUMBER:                                 #1571582806                                       TOTAL
    --------------------------------------------------------------------------------------------
    C.   PURPOSE (TYPE):                             Auction Proceeds
    ----------------------------------------------------------------------------------------------------------------
    1.   BALANCE PER BANK STATEMENT                            $1,578            $0           $0           $1,578
    ----------------------------------------------------------------------------------------------------------------
    2.   ADD: TOTAL DEPOSITS NOT CREDITED                      $    0            $0           $0               $0
    ----------------------------------------------------------------------------------------------------------------
    3.   SUBTRACT: OUTSTANDING CHECKS                          $    0            $0           $0               $0
    ----------------------------------------------------------------------------------------------------------------
    4.   OTHER RECONCILING ITEMS                               $    0            $0           $0               $0
    ----------------------------------------------------------------------------------------------------------------
    5.   MONTH END BALANCE PER BOOKS                           $1,578            $0           $0           $1,578
    ----------------------------------------------------------------------------------------------------------------
    6.   NUMBER OF LAST CHECK WRITTEN                       No checks
    ----------------------------------------------------------------------------------------------------------------

    --------------------------------------
    INVESTMENT ACCOUNTS

    ----------------------------------------------------------------------------------------------------------------
                                                          DATE OF          TYPE OF      PURCHASE          CURRENT
    BANK, ACCOUNT NAME & NUMBER                          PURCHASE        INSTRUMENT       PRICE            VALUE
    ----------------------------------------------------------------------------------------------------------------
    7.   N/A
    ----------------------------------------------------------------------------------------------------------------
    8.   N/A
    ----------------------------------------------------------------------------------------------------------------
    9.   N/A
    ----------------------------------------------------------------------------------------------------------------
    10.  N/A
    ----------------------------------------------------------------------------------------------------------------

    11.  TOTAL INVESTMENTS                                                                    $0               $0
    ----------------------------------------------------------------------------------------------------------------

    --------------------------------------
    CASH

    ----------------------------------------------------------------------------------------------------------------
    12.  CURRENCY ON HAND
    ----------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------
    13.  TOTAL CASH - END OF MONTH                                                                         $1,578
    ----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

       -----------------------------------------
       CASE NAME: Kitty Hawk Charters, Inc.          ACCRUAL BASIS-6
       -----------------------------------------

       -----------------------------------------
       CASE NUMBER: 400-42143-BJH                      02/13/95, RWD, 2/96
       -----------------------------------------

                                               MONTH:  November 2001

       -----------------------------------------
       PAYMENTS TO INSIDERS AND PROFESSIONALS
       -----------------------------------------

       OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
       CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

       -------------------------------------------------------------------------
                                    INSIDERS
       -------------------------------------------------------------------------
                                    TYPE OF           AMOUNT         TOTAL PAID
             NAME                   PAYMENT            PAID           TO DATE
       -------------------------------------------------------------------------
       1.   Toby Skaar            Salary            $     0          $  4,808
       -------------------------------------------------------------------------
       2.   Doug Kalitta          Salary            $15,000          $210,000
       -------------------------------------------------------------------------
       3.   N/A
       -------------------------------------------------------------------------
       4.   N/A
       -------------------------------------------------------------------------
       5.   N/A
       -------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO INSIDERS                             $15,000          $214,808
       -------------------------------------------------------------------------

       ---------------------------------------------------------------------------------------------------------------------------
                                                                    PROFESSIONALS
       ---------------------------------------------------------------------------------------------------------------------------
                                           DATE OF COURT                                                             TOTAL
                                         ORDER AUTHORIZING           AMOUNT           AMOUNT        TOTAL PAID     INCURRED
                          NAME                PAYMENT               APPROVED           PAID           TO DATE     & UNPAID *
       ---------------------------------------------------------------------------------------------------------------------------
       1.   N/A
       ---------------------------------------------------------------------------------------------------------------------------
       2.   N/A
       ---------------------------------------------------------------------------------------------------------------------------
       3.   N/A
       ---------------------------------------------------------------------------------------------------------------------------
       4.   N/A
       ---------------------------------------------------------------------------------------------------------------------------
       5.   N/A
       ---------------------------------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO PROFESSIONALS                                           $0               $0              $0            $0
       ---------------------------------------------------------------------------------------------------------------------------


       *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

       -----------------------------------------------------------------------
       POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
       -----------------------------------------------------------------------

       -------------------------------------------------------------------------
                                   SCHEDULED          AMOUNTS
                                    MONTHLY            PAID          TOTAL
                                    PAYMENTS          DURING         UNPAID
             NAME OF CREDITOR         DUE              MONTH      POSTPETITION
       -------------------------------------------------------------------------
       1.   N/A
       -------------------------------------------------------------------------
       2.   N/A
       -------------------------------------------------------------------------
       3.   N/A
       -------------------------------------------------------------------------
       4.   N/A
       -------------------------------------------------------------------------
       5.   N/A
       -------------------------------------------------------------------------
       6.   TOTAL
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                Monthly Operating Report

   -----------------------------------------------------------
   CASE NAME: Kitty Hawk Charters, Inc.                                   ACCRUAL  BASIS-7
   -----------------------------------------------------------

   -----------------------------------------------------------
   CASE NUMBER: 400-42143-BJH                                                   02/13/95, RWD, 2/96
   -----------------------------------------------------------

                                                                           MONTH:  November 2001
                                                                                  ---------------

   ------------------------------------------------
   QUESTIONNAIRE
   ----------------------------------------------------------------------------------------------------------
                                                                                      YES               NO
   ----------------------------------------------------------------------------------------------------------
   1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
         THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                          X
   ----------------------------------------------------------------------------------------------------------
   2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
         OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                      X
   ----------------------------------------------------------------------------------------------------------
   3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
         LOANS) DUE FROM RELATED PARTIES?                                                                X
   ----------------------------------------------------------------------------------------------------------
   4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
         THIS REPORTING PERIOD?                                                                          X
   ----------------------------------------------------------------------------------------------------------
   5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
         DEBTOR FROM ANY PARTY?                                                                          X
   ----------------------------------------------------------------------------------------------------------
   6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                    X
   ----------------------------------------------------------------------------------------------------------
   7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
         PAST DUE?                                                                                       X
   ----------------------------------------------------------------------------------------------------------
   8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                X
   ----------------------------------------------------------------------------------------------------------
   9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                      X
   ----------------------------------------------------------------------------------------------------------
   10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                      X
   ----------------------------------------------------------------------------------------------------------
   11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                               X
   ----------------------------------------------------------------------------------------------------------
   12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                                 X
   ----------------------------------------------------------------------------------------------------------
   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
   EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
   Item 1 - The Company has shut down the KH Turbines operating unit of KH Charters. Inventory is being sold on a consignment basis.
   ----------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------


   ------------------------------------------------
   INSURANCE
   ----------------------------------------------------------------------------------------------------------
                                                                                      YES               NO
   ----------------------------------------------------------------------------------------------------------
   1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
         NECESSARY INSURANCE COVERAGES IN EFFECT?                                      X
   ----------------------------------------------------------------------------------------------------------
   2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                        X
   ----------------------------------------------------------------------------------------------------------
   3.    PLEASE  ITEMIZE  POLICIES  BELOW.
   ----------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
   CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION
   BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   ----------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------


   ----------------------------------------------------------------------------------------------------------
                                             INSTALLMENT PAYMENTS
   ----------------------------------------------------------------------------------------------------------
              TYPE OF                                                                         PAYMENT AMOUNT
               POLICY                            CARRIER                  PERIOD COVERED       & FREQUENCY
   ----------------------------------------------------------------------------------------------------------
         See Kitty Hawk, Inc. Case #400-42141
   ----------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

================================================================================================================================


    --------------------------------------------------------------------------
    CASE NAME: Kitty Hawk Charters, Inc.                                                FOOTNOTES SUPPLEMENT
    --------------------------------------------------------------------------

    --------------------------------------------------------------------------
    CASE NUMBER: 400-42143-BJH                                                          ACCRUAL BASIS
    --------------------------------------------------------------------------

                                                                     MONTH:                November 2001
                                                                              -------------------------------------------------


    ---------------------------------------------------------------------------------------------------------------------------
    ACCRUAL BASIS      LINE
    FORM NUMBER       NUMBER                         FOOTNOTE/EXPLANATION
    ---------------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------
         6                         All Professional fees related to the Reorganization of the
    ---------------------------------------------------------------------------------------------------------------------------
                                     Company are disbursed out of Kitty Hawk, Inc. (Parent
    ---------------------------------------------------------------------------------------------------------------------------
                                     Company). Refer to Case # 400-42141
    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------
         7                         All insurance plans related to the Company are carried
    ---------------------------------------------------------------------------------------------------------------------------
                                     at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    ---------------------------------------------------------------------------------------------------------------------------
                                     400-42141.
    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------
         3               3         The current general ledger system is not able to provide a detail of
    ---------------------------------------------------------------------------------------------------------------------------
                                     customer cash receipts segregated by prepetion accounts receivable
    ---------------------------------------------------------------------------------------------------------------------------
                                     and post petition accounts receivable. Therefore, cash receipts
    ---------------------------------------------------------------------------------------------------------------------------
                                     is provided in total for the month.
    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------
         3               8         All cash received into the Company cash accounts is swept
    ---------------------------------------------------------------------------------------------------------------------------
                                     each night to Kitty Hawk, Inc. Master Account (see Case
    ---------------------------------------------------------------------------------------------------------------------------
                                     #400-42141).
    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------
         3               31        All disbursements (either by wire transfer or check), including payroll are
    ---------------------------------------------------------------------------------------------------------------------------
                                     disbursed out of the Kitty Hawk, Inc. controlled disbursement
    ---------------------------------------------------------------------------------------------------------------------------
                                     account.
    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------
         4                6        All assessment of uncollectible accounts receivable are done
    ---------------------------------------------------------------------------------------------------------------------------
                                     at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
    ---------------------------------------------------------------------------------------------------------------------------
                                     are recorded at Inc. and pushed down to Inc.'s subsidiaries
    ---------------------------------------------------------------------------------------------------------------------------
                                     as deemed necessary.
    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------
         4                6        Accounts payable on the aging are in the 60 and 90 day categories due to wire
    ----------------------------------------------------------------------------------------------------------------------------
                                     transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P
    ----------------------------------------------------------------------------------------------------------------------------
                                     aging and invoices on Kitty Hawk Charters Aging. Company is working on
    ----------------------------------------------------------------------------------------------------------------------------
                                     clearing these items.
    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------
         3               28        All payments are made by Kitty Hawk, Inc. (Case #400-42141)
    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk Charters, Inc.

CASE NUMBER: 400-42143

Details of Other Items

ACCRUAL BASIS-1                                      November 2001

8.    OTHER (ATTACH LIST)                        $         53,655,054 Reported
                                               -----------------------
           Intercompany Receivables                        52,864,138
           A/R 401(k) Loan                                     (1,683)
           A/R Employees                                       (1,899)
           A/R Clothing Sales                                  27,989
           A/R Other                                          371,670
           A/R Aging reconciling item                         211,941
           A/R Accrued                                         31,000
           A/R Customer Refund                                      -
           Aircraft held for Resale                                 -
           Fuel Inventory                                      (1,365)
           Security Deposit                                   153,263
                                               -----------------------
                                                           53,655,054 Detail
                                               -----------------------
                                                                    - Difference

22.   OTHER (ATTACH LIST)                        $          1,060,994 Reported
                                               -----------------------
           Customer Deposits                                        -
           Accrued charter expenses                           383,542
           Accrued Salaries/Wages                              57,214
           Accrued 401(k)                                         (88)
           A/P Aging reconciling item                           5,444
           Misc                                                13,154
           Accrued Fuel                                       601,728
                                               -----------------------
                                                            1,060,994 Detail
                                               -----------------------
                                                                    - Difference

ACCRUAL BASIS-2
13.   OTHER (ATTACH LIST)                        $          1,043,917 Reported
                                               -----------------------
           Ondemand costs                                      62,118
           135 Airline charter costs                            3,708
           Parts Lease                                              -
           Engine Maintenance                                  25,218
           Cost of parts sales                                 68,166
           Fuel                                               269,344
           Wages                                              472,128
           Travel expense                                       9,112
           Insurance                                           53,988
           Rotables/Repair/Consumables                         66,462
           Shipping                                             3,920
           Charts                                               3,608
           Pre-emp testing                                          -
           Shop materials/equip rental                          6,145
           Maintenance allocation                                   -
                                               -----------------------
                                                            1,043,917 Detail
                                               -----------------------
                                                                    - Difference

ACCRUAL BASIS-2
      21.  OTHER (ATTACH LIST)                                   (105)Reported
                                               -----------------------
           Loss on sale of asset                                    -
           Interest Income                                       (105)
           Misc expense                                             -
                                               -----------------------
                                                                 (105)Detail
                                               -----------------------
                                                                    - Difference

ACCRUAL BASIS-3
8.    OTHER (ATTACH LIST)                                  (1,516,406)Reported
                                               -----------------------
           Credit card charges                                (12,182)
           NSF Checks
           Return of wire error                                     -
           Close Petty Cash account                           (14,750)
           Transfer from OK Turbines                          200,000
           Sweeps to Kitty Hawk, Inc.                      (1,689,474)
                                               -----------------------
                                                           (1,516,406)Detail
                                               -----------------------
                                                                    - Difference